EXHIBIT 99.1

HELIX WIND, INC.
(A Development Stage Company)

FINANCIAL STATEMENTS

December 31, 2007 and 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Helix Wind, Inc.

We have audited the accompanying balance sheets of Helix Wind, Inc. (the “Company”) as of December 31, 2007 and 2006, and the related statements of operations, stockholders’ deficit and cash flows for the year ended December 31, 2007, the period from September 12, 2006 (Inception) through December 31, 2006, and the period from September 12, 2006 (Inception) through December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Helix Wind, Inc. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the year ended December 31, 2007, the period September 12, 2006 (Inception) through December 31, 2006, and the period from September 12, 2006 (Inception) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred continuing losses from operations, has negative working capital of approximately $455,000 and a deficit accumulated during the development stage of approximately $700,000 at December 31, 2007. As discussed in Note 2 to financial statements, a significant amount of additional capital will be necessary to advance the development of the Company’s products to the point at which they may become commercially viable. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters are also described in Note 2 which includes the close of a reverse merger with a publicly traded company and subsequent to the closure of the merger, a private placement offering. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California
October 31, 2008

HELIX WIND, INC.
(A Development Stage Company)
BALANCE SHEETS
December 31, 2007 and 2006

	2007	2006

ASSETS

CURRENT ASSETS
Cash	$2,409	$2,415
Related party receivable	3,356	500
Prepaid expenses	11,554	8,000
Total current assets	17,319	10,915

EQUIPMENT AND WEBSITE DEVELOPMENT COSTS, net	18,852	−

PATENTS	18,928	925

Total assets	$55,099	$11,840

LIABILITIES AND SHAREHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable	$165,159	$12,597
Accrued compensation	124,000	–
Accrued other liabilities	35,718	24,000
Related party payable	90,577	572
Convertible notes payable	57,000	–
Total current liabilities	472,454	37,169

SHAREHOLDERS’ DEFICIT
Common stock, $0.50 Par value, 1,000,000 shares authorized, 1,000,000 and 0 shares issued and outstanding as of December 31, 2007 and 2006, respectively	500,000	–
Discount on common stock issued to founders	(389,900)	–
Additional paid in capital	165,000	–
Deficit accumulated during the development stage	(692,455)	(25,329)
Total shareholders’ deficit	(417,355)	(25,329)

Total liabilities and shareholders’ deficit	$55,099	$11,840

Page 3	The accompanying notes are an integral part of these financial statements.

HELIX WIND, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS

	Year Ended December 31,	September 12, 2006 (Inception) to December 31,	September 12, 2006 (Inception) to December 31,
	2007	2006	2007

REVENUE	$–	$–	$–

OPERATING EXPENSES
Research and development	210,721	6,140	216,861
Selling, general and administrative	456,182	19,192	475,374
Total operating expenses	666,903	25,332	692,235

LOSS FROM OPERATIONS	(666,903)	(25,332)	(692,235)

OTHER INCOME (EXPENSE)
Interest income	1,066	3	1,069
Interest expense	(1,289)	−	(1,289)
	(223)	3	(220)

LOSS BEFORE PROVISION FOR INCOME TAXES	(667,126)	(25,329)	(692,455)

PROVISION FOR INCOME TAXES	−	−	−

NET LOSS	$(667,126)	$(25,329)	$(692,455)

Basic and diluted net loss per share attributable to common stockholders*	$(0.69)	$ −
Weighted average number of common shares outstanding*	960,164	−

* No common shares or equivalent were issued until January 2007.

Page 4	The accompanying notes are an integral part of these financial statements.

HELIX WIND, INC.
(A Development Stage Company)
STATEMENTS OF STOCKHOLDERS’ DEFICIT
For the Period from September 12, 2006 (Inception) to December 31, 2007

	Common Stock		Discount on Common	Additional Paid-In	Deficit Accumulated During Development
	Shares	Amount	Stock	Capital	Stage	Total

BALANCE – September 12, 2006 (Inception)	–	$–	$–	$–	$–	$–
Net income (loss)	–	–	–	–	(25,329)	(25,329)
BALANCE – December 31, 2006	–	–	–	–	(25,329)	(25,329)
Common stock issued to founders for cash at $0.0001 per share	780,000	390,000	(389,900)	−	–	100
Common stock issued to unrelated investors for cash at $1.25 per share	220,000	110,000	−	165,000	−	275,000
Net income (loss)	–	–	–	–	(667,126)	(667,126)

BALANCE – December 31, 2007	1,000,000	$500,000	$(389,900)	$165,000	$(692,455)	$(417,355)

Page 5	The accompanying notes are an integral part of these financial statements.

HELIX WIND, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

	Year Ended December 31,	September 12, 2006 (Inception) to December 31,	September 12, 2006 (Inception) to December 31,
	2007	2006	2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(667,126)	$(25,329)	$(692,455)
Adjustments to reconcile net loss to net cash (used in) provided by operations:
Depreciation	3,947	–	3,947
Increase (decrease) in:
Related party receivable	(2,856)	(500)	(3,356)
Prepaid expenses	(3,554)	(8,000)	(11,554)
Accounts payable	152,562	12,597	165,159
Accrued compensation	124,000	–	124,000
Accrued other liabilities	11,718	24,000	35,718
Net cash (used in) provided by operating activities	(381,309)	2,768	(378,541)

CASH FLOWS FROM INVESTING ACTIVITIES
Expenditure on equipment and website development costs.	(22,799)	−	(22,799)
Patents	(18,003)	(925)	(18,928)
Cash used in investing activities	(40,802)	(925)	(41,727)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from related party loans	90,005	572	90,577
Proceeds from issuance of convertible notes	57,000	−	57,000
Issuance of common stock for cash, net	275,100	−	275,100
Cash provided by financing activities	422,105	572	422,677

NET (DECREASE) INCREASE IN CASH	(6)	2,415	2,409

CASH BALANCE – beginning of period	2,415	–	–

CASH BALANCE – end of period	$2,409	$2,415	$2,409

Page 6	The accompanying notes are an integral part of these financial statements.

HELIX WIND, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2006

1.      ORGANIZATION

Helix Wind, Inc. (the “Company”) was incorporated under the laws of the State of Nevada on September 12, 2006 (Inception) and the Company’s headquarters are located in San Diego, California. Helix Wind is engaged in the alternative energy business offering a paradigm breaking distributed power technology platform designed to produce electric energy from the wind. Since its inception, the Company has primarily been engaged in the research and development of its proprietary products. The Company is in the development stage and has not generated any revenues from product sales. The Company intends to utilize two distinct distribution channels to market and sell its products: i) direct sales to end users and installers and ii) indirect or channel sales with resellers domestically and internationally.

In November 2006, the Company received $24,000 from unrelated party. There was no stock issued for the amount received by the Company, therefore, there was no common stock at December 31, 2006. The full amount of the loan was repaid to the unrelated party in March 2007.

New Earth, LLC was issued 780,000 shares of Company common stock in 2007 for consideration of $100. The Company founders own 100% of New Earth, LLC. The Company paid a management fee totaling $15,500 in 2007 and $1,500 in 2006 for services provided by New Earth, LLC.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America (“GAAP”) in all material respects, and have been consistently applied in preparing the accompanying financial statements. The Company is classified as a development stage enterprise under GAAP and has not generated any revenues from its principal operations.

Development Stage and Capital Resources

Since its inception, the Company has devoted substantially all of its efforts to business planning, research and development, recruiting management and technical staff, acquiring operating assets and raising capital. Accordingly, the Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises. The Company has not generated any revenues from its principal operations, and there is no assurance of future revenues. As of December 31, 2007, the Company had an accumulated deficit of approximately $700,000.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Development Stage and Capital Resources (continued)

The Company signed term sheet on August 29, 2008 with MLF Group, LLC to assist the Company in connection with a reverse merger with a publicly traded company and subsequent to closure of the merger, a private placement offering.

The Company’s activities will necessitate significant uses of working capital beyond 2007. Additionally, the Company’s capital requirements will depend on many factors, including the success of the Company’s continued research and development efforts and the status of competitive products. The Company plans to continue financing its operations with cash received from financing activities.

Management believes that the Company’s current capital resources, together with the net proceeds from existing and expected capital raises in 2008 (see Note 10), will be sufficient to meet its operating needs through the end of 2008, and, at current cash usage rates, beyond that point.

While the Company strongly believes that its capital resources will be sufficient in the near term, there is no assurance that the Company’s activities will generate sufficient revenues to sustain its operations without additional capital, or if additional capital is needed, that such funds, if available, will be obtainable on terms satisfactory to the Company.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts during the reporting periods. Actual results could differ from those estimates. Significant estimates and assumptions included in the Company’s financial statements relate to estimate of loss contingencies and accrued other liabilities.

Fair Value of Financial Instruments

SFAS No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. Management believes that the carrying amounts of the Company’s financial instruments, consisting primarily of cash, accounts payable, accrued compensation, accrued other liabilities, related party payable and convertible notes payable approximated their fair values as of December 31, 2007 and 2006, due to their short-term nature.

HELIX WIND, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2006

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentration of Credit Risk

The Company’s financial instruments that potentially expose the Company to a concentration of credit risk consist of cash, accounts payable, accrued compensation, accrued other liabilities, related party payable and convertible notes payable. Since the Company has been a development stage company since inception, there have been minimal accounts receivable for feasibility studies and therefore no significant customers for the period September 12, 2006 (Inception) to December 31, 2007. Cash received to date has been used for product design and development and various overhead expenses. The Company’s cash is deposited at a high quality financial institution located in California and insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $100,000 at December 31, 2007. At various times during the year, the Company may have exceeded this amount. In addition, some of the cash is invested in a money market account which is not insured by the FDIC at December 31, 2007.

Cash and Cash Equivalents

The Company considers all highly liquid short-term investments, with maturity dates of three months or less when purchased, to be cash equivalents. The Company had no cash equivalents at December 31, 2007 and 2006.

Patents

Patents represent external legal costs incurred for filing patent applications and their maintenance, and purchased patents. Amortization for patents is recorded using the straight-line method over the lesser of the life of the patent or its estimated useful life. The Company expended $18,003 and $925 during the year ended December 31, 2007 and December 31, 2006, respectively, for the purpose of developing patents. No amortization has been taken on these expenditures in accordance with Company policy, not to depreciate patents until the patent has been issued by the United States Patent office. The Company does not anticipate any issues for getting approval for patent submitted.

Impairment of Long-Lived Assets

Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. If the cost basis of a long-lived asset is greater than the projected future undiscounted net cash flows from such asset, an impairment loss is recognized. Impairment losses are calculated as the difference between the cost basis of an asset and its estimated fair value. SFAS No. 144 also requires companies to separately report discontinued operations and extends that reporting requirement to a component of an entity that either has been disposed of (by sale, abandonment or in a distribution to owners) or is classified as held for sale. Assets to be disposed of are reported at the lower of the carrying amount or the estimated fair value, less costs to sell.

HELIX WIND, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2006

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equipment and Website Development Costs

Equipment is stated at cost, and is being depreciated using the straight-line and accelerated methods over the estimated useful lives of the related assets ranging from three to five years. Costs and expenses incurred during the planning and operating stages of the Company’s website are expensed as incurred, costs incurred in the website application and infrastructure development stages are capitalized by the Company and amortized to expense over the website’s estimated useful life or period of benefit. Expenditures for repairs and maintenance are charged to expense in the period incurred. At the time of retirement or other disposition of equipment and website development, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recorded in results of operations.

Advertising

The Company expenses advertising costs as incurred. During the periods ended December 31, 2007 and 2006, the Company incurred and expensed approximately $6,753 and $0, respectively, in advertising expenses which are included in selling, general and administrative expenses in the accompanying statements of operations.

Research and Development Costs

Costs incurred for research and development are expensed as incurred. Purchased materials that do not have an alternative future use and the cost to develop prototypes of production equipment are also expensed. Costs incurred after the production process is viable and a working model of the equipment has been completed will be capitalized as long-lived assets. During the year ended December 31, 2007 and for the period September 12, 2006 (Inception) to December 31, 2006, research and development costs incurred were $210,721 and $6,140, respectively.

HELIX WIND, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2006

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (“FIN 48”). FIN 48 establishes a single model to address accounting for uncertain tax positions. FIN 48 clarifies the accounting for income taxes by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The Company adopted the provisions of FIN 48 as required. Upon adoption, the Company recognized no adjustment in the amount of unrecognized tax benefits and has no such liability at December 31, 2007. As of the date of adoption, the Company had no increase to the liability for unrecognized tax benefits. The Company’s policy is to recognize interest and penalties that would be assessed in relation to the settlement value of unrecognized tax benefits as a component of income tax expense. The Company has recognized no tax related interest or penalties since the adoption of FIN 48.

3.      RELATED PARTY RECEIVABLE

As of December 31, 2007, the Company had a related party receivable from a Company director for $3,356. As of December 31, 2006, the Company had a related party receivable from New Earth, LLC for $500. The receivables carried no interest rate.

4.      EQUIPMENT AND WEBSITE DEVELOPMENT COSTS

Equipment and website development costs consisted of the following as of December 31, 2007 and 2006:

	2007	2006

Equipment	$9,233	$–
Web site development costs	13,566	–
	22,799	–
Accumulated depreciation and amortization	(3,947)	–

	$18,852	$–

HELIX WIND, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2006

5.      RELATED PARTY PAYABLE

The related party payable to Lab4Less, LLC is uncollateralized, bears no interest and is payable on demand in the amount of $90,577 and $572 as of December 31, 2007 and 2006, respectively. Lab4Less, LLC is owned by one of the Company’s directors.

6.      DEBT

Convertible notes payable totaled $57,000, as described below, as of December 31, 2007. There were no convertible notes as of December 31, 2006. The conversion of the notes is contingent upon the success the Company in obtaining Series A financing as more fully described under Note 10.

Convertible Notes Payable

Convertible Note, payable to unrelated investor, bearing annual interest at 12%, payable October 24, 2008 convertible into Company common stock at the price established in the Series A financing, and both principle and interest due thereunder at the time of closing of the Company’s pending Series A financing. The Note is collateralized by substantially all assets of the Company (see Note 10).	$20,000
Convertible Note, payable to unrelated investor, bearing annual interest at 12%, payable September 20, 2008 convertible into Company common stock at the price established in the Series A financing, less ten percent (10%), and both principle and interest due thereunder at the time of closing of the Company’s pending Series A financing. The Note is collateralized by substantially all assets of the Company (see Note 10).	15,000
Convertible Note, payable to unrelated investor, bearing annual interest at 12%, payable November 1, 2008 convertible into Company common stock at the price established in the Series A financing, and both principle and interest due thereunder at the time of closing of the Company’s pending Series A financing. The Note is collateralized by substantially all assets of the Company (see Note 10).	7,000

HELIX WIND, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2006

6.      DEBT (continued)

Convertible Notes Payable (continued)

Convertible Note, payable to unrelated investor, bearing annual interest at 12%, payable October 28, 2008 convertible into Company common stock at the price established in the Series A financing, and both principle and interest due thereunder at the time of closing of the Company’s pending Series A financing. The Note is collateralized by substantially all assets of the Company (see Note 10).	$15,000

Total convertible notes	$57,000

7.      INCOME TAXES

The Company’s method of accounting for income taxes is the asset and liability approach required by Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. There is no income tax expense recorded for the periods ended December 31, 2007 or 2006, due to the Company’s net losses and the establishment of a 100% valuation allowance for deferred tax assets, which consist of tax net operating loss carryforwards. The Company has established a 100% valuation allowance due to the uncertainty concerning future utilization of such losses.

As of December 31, 2007 and 2006, the Company’s deferred tax assets are summarized as follows:

	2007		2006

Deferred tax assets:
Net operating loss carryforwards		$188,435		$8,220
Total deferred tax assets		188,435		8,220

Valuation allowance for deferred tax assets		(188,435)		(8,220)

Net deferred taxes	$	−	$	−

As of December 31, 2007, the Company had a net tax operating loss carryforward (“NOL’s”) of $561,872 available to offset future taxable income. The NOL’s expire in varying years through 2027.

HELIX WIND, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2006

7.      INCOME TAXES (continued)

In the event the Company were to experience a greater than 50% change in ownership, as defined in Section 382 of the Internal Revenue Code, the utilization of the Company’s tax NOL could be severely restricted.

8.      COMMON STOCK PLANS

Common Stock Issued

In January 2007, the Company issued 780,000 shares of common stock to the Company’s founders and New Earth, LLC for consideration of $100 or $0.0001 per share. As a result of this transaction, the Company recorded a discount on common stock of $389,900 due to issuance of stock below $0.50 par value. The difference between the cash consideration received and the par value for the related common stock issued equals such discount.

In February 2007, the Company issued 200,000 shares of common stock to an unrelated investor at $1.25 per share in a private placement offering for cash proceeds of $250,000.

In February 2007, the Company issued 20,000 shares of common stock to an unrelated investor at $1.25 per share in a private placement offering for cash proceeds of $25,000.

9.      COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its corporate office located at 1848 Commercial Street, San Diego, California, under a lease agreement with a partnership that is affiliated with a principal stockholder, who is also an executive officer, founder and a director of the Company. The lease expires on October 31, 2008, for a monthly rent of $200 per month for the period January 1, 2007 through February 29, 2008, and then an increase to $2,000 per month for the period March 1, 2008 through October 31, 2008. The Company entered into a new lease effective November 1, 2008. The initial term of this lease for the period November 1, 2008 through October 31, 2009, specifies monthly base rent of $7,125. This lease also includes a scheduled base rent increase of 3.0% – 6.0% per year over the term of the lease based on the Consumer Price Index / All Urban Consumers – San Diego, California.

HELIX WIND, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2006

9.      COMMITMENTS AND CONTINGENCIES (continued)

Operating Leases (continued)

The Company leases a test facility in California for $300 per month under a lease which expires on October 31, 2008. Under a new lease effective November 1, 2008, the rent increases to $450 per month. The initial term of this lease is November 1, 2008 through October 31, 2009, with a one-year renewal option for each of the next five years which calls for no increase in rent during the renewal periods.

At December 31, 2007, future minimum lease payments under noncancelable operating leases approximate the following for the fiscal years ending December 31.

2008	$34,350
2009	91,328
2010	−
2011	−
2012	−

$125,678

Legal Matters

From time to time, claims are made against the Company in the ordinary course of business, which could result in litigation. Claims and associated litigation are subject to inherent uncertainties and unfavorable outcomes could occur, such as monetary damages, fines, penalties or injunctions prohibiting the Company from selling one or more products or engaging in other activities. The occurrence of an unfavorable outcome in any specific period could have a material adverse effect on the Company’s results of operations for that period or future periods. The Company is not presently a party to any pending or threatened legal proceedings.

10.           SUBSEQUENT EVENTS (unaudited)

The Company signed a term sheet on August 29, 2008 with MLF Group, LLC to assist the Company in connection with a reverse merger of a publicly traded company and subsequent to closure of the merger, a private placement offering. The merger shall qualify as a tax-free reorganization under the Internal Revenue Code. While the publicly traded entity will be the surviving legal entity, the Company shareholders will own a majority of the combined company upon closing. Therefore, it is anticipated that for accounting purposes, the Company will be deemed the accounting acquirer. Once the merger closes, the Company will require additional capital to build the infrastructure and execute the strategic business plan. Management has already taken action to raise additional funds through the sale of debt and/or equity securities.

HELIX WIND, INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS
December 31, 2007 and 2006

10.           SUBSEQUENT EVENTS (unaudited) (continued)

In September and October of 2008, the Company successfully raised a total of $350,000 through the issuance of two convertible notes (“Bridge Financing”). The terms of the convertible notes issued in relation with the Bridge Financing are similar to those of the existing convertible note holders.

During October of 2008, the Company extended the maturity date of the four convertible notes payable for one year (Note 6).

During the first ten months of 2008, the Company received purchase orders from various domestic and international customers, to purchase approximately 40 wind turbines. The Company anticipates shipping a majority of these wind turbines in the 4th quarter of 2008.